                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                 _____________


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                        Date of Report:  April 25, 1997
                                         --------------
                       (Date of Earliest Event Reported)



                         CMC SECURITIES CORPORATION II
             -----------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


        DELAWARE                     33-56778                  75-2473215
(State of Incorporation)       (Commission File No.)       (I.R.S. Employer
                                                            Identification No.)


                              2711 North Haskell
                                   Suite 900
                                 Dallas, Texas             75204
            ------------------------------------------------------
           (Address of Principal Executive Offices)      (Zip Code)


Registrant's Telephone Number, Including Area Code: (214) 874-2323
                                                    --------------

                         CMC SECURITIES CORPORATION II

                                   FORM 8-K



                                     INDEX




                                                                    PAGE
                                                                    ----

ITEM NUMBER

    ITEM 5.     OTHER EVENTS.....................................     3

    ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS................     3

SIGNATURES.......................................................     3

                             ITEM 5.  OTHER EVENTS.
                                      -------------

Monthly distributions of principal and interest are made with respect to the outstanding Series of CMC Securities Corporation II's REMIC Pass-Through Certificates listed below as of the 25th day of each calendar month (each, a "Distribution Date"). In connection with each Distribution Date for each outstanding Series, the Trustee receives a report (each, a "Collateral Summary and Remittance Report") containing certain information regarding remittances on the collateral underlying the related Certificates. Based on such information, the Trustee is required to prepare and mail to each Certificateholder of each outstanding series on each distribution date a statement to Certificateholders (each, a "Statement to Certificateholders") setting forth certain information regarding the Certificates of such Series as of such Distribution Date.
Relevant information contained in the Collateral Summary and Remittance Report and Statement to Certificateholders for the APRIL 25, 1997 Distribution Date for each outstanding series is summarized and included as exhibits to this filing. Capitalized terms used herein but not otherwise defined have the meanings set forth in the applicable Pooling Agreement.

     SERIES DESIGNATION  DISTRIBUTION OF PRINCIPAL AND INTEREST ON SERIES
     ------------------  ------------------------------------------------
       SERIES 1993-2A              $   959,645.14
       SERIES 1993-2B              $ 2,367,740.19
       SERIES 1993-2C              $ 2,103,291.74
       SERIES 1993-2D              $ 1,909,701.49
       SERIES 1993-2E              $ 2,903,826.18
       SERIES 1993-2F              $ 1,572,720.88
       SERIES 1993-2G              $ 2,266,631.22
       SERIES 1993-2H              $ 1,793,279.98
       SERIES 1993-2I              $ 3,707,599.48
       SERIES 1995-A               $ 4,232,686.21
       SERIES 1996-A               $ 1,074,818.19
       SERIES 1996-B               $ 3,804,864.94
       SERIES 1996-C               $14,703,246.60


                  ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                           ---------------------------------

     (c)  Exhibits:

          Series      Exhibit No.       Description
          ------      -----------       -----------

           All           28.1           Collateral Summary and Remittance
                                        Report.
           All           28.2           Summary of Trustee's Reports to
                                        Bondholders.



                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CMC SECURITIES CORPORATION II


May 15, 1997                    By: /s/ Phillip A. Reinsch
                                    -----------------------------------
                                    Phillip A. Reinsch - Vice President

                                  SIGNATURES
                                  ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                CMC SECURITIES CORPORATION II


May 15, 1997                    By: /s/ PHILLIP A. REINSCH
                                    -----------------------------------
                                    Phillip A. Reinsch - Vice President